                                  SCHEDULE 14C
                                 (RULE 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X]      Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]      Definitive Information Statement


                         Enterprise Accumulation Trust
-------------------------------------------------------------------------------
                  (Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[X]      No Fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]      Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

[Enterprise Accumulation Trust LOGO]
--------------------------------------------------------------------------------

August 31, 2001

Dear Contractholder:

     We are pleased to enclose an information statement about a matter affecting the Equity Portfolio of the Enterprise Accumulation Trust ("EAT"). The matter concerns a change in ownership of TCW Investment Management Company ("TCW"), the investment subadviser ("Portfolio Manager") to the Equity Portfolio.

     On April 11, 2001, The TCW Group, certain stockholders of The TCW Group, and Societe Generale, S.A. ("Societe Generale"), Societe Generale Asset Management, S.A. ("SGAM"), a wholly owned subsidiary of Societe Generale, and certain other parties entered into an Acquisition Agreement and Plan of Reorganization pursuant to which SGAM initially acquired a 51% interest in The TCW Group, which will increase to a 70% interest over the next five years (the "Transaction"). The Transaction closed on July 6, 2001 and resulted in a change in control of TCW.

     As a result of the change in ownership, the Portfolio Manager's Agreement with respect to the Equity Portfolio terminated automatically as a matter of law. The Board of Trustees of EAT, acting pursuant to an exemptive order granted by the Securities and Exchange Commission, approved a new Portfolio Manager's Agreement with TCW with respect to the Equity Portfolio, effective as of July 6, 2001.

     The management fees paid by the Equity Portfolio to TCW will not change as a result of the new Portfolio Manager's Agreement. The terms of the new Portfolio Manager's Agreement with the respective Portfolio Manager are substantially the same as the terms of the prior agreements in all material respects. The management fees paid to and the services provided by the Portfolio Manager will not change.

     These materials are provided to you for your information. YOU ARE NOT BEING ASKED TO VOTE OR OTHERWISE RESPOND TO THIS MAILING.

     We encourage you to read the attached information statement, which more fully describes the Transaction and the Board of Trustees' approval of the new Portfolio Manager's Agreement. We look forward to working with TCW to assist you in working toward your investment goals. Thank you for your continued support.

Sincerely,

/s/ VICTOR UGOLYN

Victor Ugolyn
Chairman, President, and Chief Executive Officer

                         ENTERPRISE ACCUMULATION TRUST
                                EQUITY PORTFOLIO

                            ATLANTA FINANCIAL CENTER
                      3343 PEACHTREE ROAD, N.E., SUITE 450
                             ATLANTA, GA 30326-1022
                             ---------------------

                             INFORMATION STATEMENT
                             ---------------------

                                PRELIMINARY COPY

                                 AUGUST 9, 2001

     This information statement is being provided to the contractholders of the Equity Portfolio (the "Portfolio") of Enterprise Accumulation Trust ("EAT") to inform contractholders of the implementation of a new subadvisory agreement with its existing subadviser, TCW Investment Management Company ("TCW"). This information statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order that EAT and its investment adviser, Enterprise Capital Management, Inc. ("Enterprise Capital"), received from the Securities and Exchange Commission (the "SEC"). The order permits Enterprise Capital to appoint new subadvisers (each a "Portfolio Manager") and to make changes to existing subadvisory agreements with the approval of EAT's Board of Trustees (the "Board" or the "Trustees"), but without obtaining shareholder approval. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This information statement will be mailed on or about August 31, 2001. The cost of this information statement will be paid by TCW or its affiliates.

     Shares of beneficial interest ("Shares") of EAT are presently sold to MONY Life Insurance Company ("MONY") and its affiliate, MONY Life Insurance Company of America ("MONY America") for allocation to variable accounts established by MONY and MONY America (collectively, the "Variable Accounts") to provide benefits to contractholders ("Contractholders") of variable annuity and variable life insurance contracts ("Contracts") issued by those companies.

     As of August 3, 2001, there were 13,651,525 Shares outstanding of the Portfolio. As of August 31, 2001, MONY and MONY America owned all of the outstanding Shares of EAT. Although shares held in the Variable Accounts generally will be voted in accordance with instructions received from Contractholders, if voting were required, EAT might nevertheless be deemed to be controlled by MONY and MONY America by virtue of the definition of "control" contained in the Investment Company Act of 1940, as amended ("1940 Act"). MONY and MONY America disclaim such control.

EAT REPORTS

     Contractholders can find out more about the Portfolio in EAT's most recent annual and semi-annual reports, which have been furnished to contractholders. Contractholders may request another copy of these reports without charge by writing to The MONY Group Inc., 1740 Broadway, New York, New York 10019, or by calling 800-432-4320.

INTRODUCTION

     The Portfolio is an investment portfolio of EAT, a Massachusetts business trust. Enterprise Capital, located at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326-1022, serves as investment adviser to the Portfolio. EAT is a party to an investment advisory agreement with Enterprise Capital, dated July 1, 1999 (the "Advisory Agreement"). Enterprise Capital is a wholly-owned subsidiary of MONY Life Insurance Company, which in turn is wholly-owned by The MONY Group Inc. Enterprise Capital also provides investment advisory services to The Enterprise Group of Funds, Inc. ("EGF"). The Equity Fund of EGF has an identical investment objective to the Equity Portfolio of EAT.

     TCW, located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, has served as investment subadviser to the Portfolio since November 1, 1999 pursuant to an investment subadvisory agreement dated October 26, 1999 (the "Portfolio Manager's Agreement"). TCW is a wholly-owned subsidiary of TCW Group, Inc. ("The TCW Group"), a Nevada corporation, whose direct and indirect subsidiaries, including Trust Company of the West and TCW, provide a variety of trust, investment management and investment advisory services. TCW presently serves as investment adviser to 50 investment companies (including separate series thereof) that are registered under the 1940 Act, and to a number of other advisory clients. As of March 31, 2001, TCW and its affiliated companies had approximately $75 billion under management or committed for management in various fiduciary and advisory capacities. TCW is not affiliated with Enterprise Capital or EAT other than by reason of serving as a Portfolio Manager to the Portfolio.

     TCW recently underwent a "change of control" as a result of the consummation of the transaction described below, resulting in the assignment (as that term is defined in the 1940 Act) and, therefore, automatic termination of the Portfolio Manager's Agreement. In light of this, on May 9, 2001, the Board, at the request of Enterprise Capital, considered and approved a new investment subadvisory agreement among Enterprise Capital, TCW and EAT with terms that are substantially identical to the Portfolio Manager's Agreement (the "New Portfolio Manager's Agreement"), and the New Portfolio Manager's Agreement took effect on July 6, 2001.

     As a matter of regulatory compliance, we need to send you this information statement, which describes the recent TCW transaction and the terms of the New Portfolio Manager's Agreement that EAT's Trustees have approved.

INFORMATION ABOUT THE TRANSACTION

DESCRIPTION OF THE TRANSACTION

     On April 11, 2001, The TCW Group, certain stockholders of The TCW Group, and Societe Generale, S.A. ("Societe Generale"), Societe Generale Asset Management, S.A. ("SGAM"), a wholly-owned subsidiary of Societe Generale, and certain other parties entered into an Acquisition Agreement and Plan of Reorganization (the "Acquisition Agreement") pursuant to which SGAM initially will acquire a 51% interest in The TCW Group, increasing to a 70% interest over the next five years (the "Transaction"). As a result of the completion of the first stage of the Transaction on July 6, 2001, Societe Generale now controls The TCW Group and TCW.

     The Acquisition Agreement provides for the acquisition by SGAM of a separate class of common stock of The TCW Group having additional voting rights, with payment for such common stock to be made in Societe Generale shares. Under the terms of the Acquisition Agreement, the Transaction will be completed in two main stages. In the first stage, SGAM acquired a 51% ownership stake (representing approximately 80% of the total voting rights) in The TCW Group for Societe Generale shares valued at approximately $880,000,000. This amount is subject to upward or downward revision according to formulas in the Acquisition Agreement and the definitive accounting results of The TCW Group for the years 2001 and 2002.

     In a second stage, between 2003 and 2006, SGAM has the right to acquire, and The TCW Group shareholders have the right to put to SGAM, shares representing an additional 19% ownership stake in The TCW Group in four equal annual installments, again paid for with Societe Generale shares. Acquisition of the additional shares will result in an increase in SGAM's total voting rights in The TCW Group. The acquisitions in the second stage will be priced according to formulas in the Acquisition Agreement and based on the definitive accounting results of The TCW Group for later periods. Generally, the pricing formulas in the Acquisition Agreement create an incentive for The TCW Group to grow and increase its earnings. The TCW Group will seek to accomplish this goal by retaining existing customers and increasing assets under management at TCW.

     The remaining 30% interest in The TCW Group will be retained by current shareholders and will be available for re-circulation to employees for incentive purposes as Societe Generale repurchases them over time. TCW and Societe Generale believe that this residual ownership creates an additional long-term incentive for growth, performance, and service to TCW clients.

     The Transaction has been designed to allow The TCW Group and TCW to continue with significant autonomy, while providing support and other benefits from the Societe Generale Group of Companies. Under the Acquisition Agreement, during the five years after the closing of the initial acquisition, Societe Generale has committed up to $25 million per year (up to a total of $100 million) to invest in new investment vehicles developed by The TCW Group and approved by the new products committee. In addition, the Acquisition Agreement provides for mechanisms to retain key employees of The TCW Group and TCW. The Acquisition Agreement also contemplates that officers of both companies will sit on the other's board of directors. Otherwise, the TCW management structure will remain unchanged.

POST-TRANSACTION STRUCTURE AND OPERATIONS

     Societe Generale now controls The TCW Group and its subsidiaries, including TCW. Operationally, TCW is expected to remain independent and to be the exclusive asset management platform of the Societe Generale Group in the United States. In this regard, TCW will coordinate its activities with SGAM. To permit the provision of advisory services to non-U.S. clients of SGAM and other advisory clients of the Societe Generale Group, TCW personnel, including personnel with portfolio management responsibility for the Portfolio, may become affiliated with SGAM or other Societe Generale-controlled firms. TCW also may call upon the research capabilities and resources of SGAM and its advisory affiliates in connection with providing investment advice to its clients. The TCW Group and TCW will continue to operate in the United States under their existing names and from their current offices.

DESCRIPTION OF SOCIETE GENERALE AND ITS AFFILIATES

     The following is a description of Societe Generale, S.A., which is based on information provided to EAT by TCW. Societe Generale is not affiliated with Enterprise Capital or EAT other than by reason of TCW serving as Portfolio Manager of the Portfolio.

     Societe Generale, a publicly traded company founded in 1864 and based in Paris, France, is the lead company in the Societe Generale Group, which is one of Europe's leading banking groups. The Group maintains its focus on three primary business lines: retail banking; corporate and investment banking; and asset management and private banking. The Group's strategy is to develop businesses with superior revenue flows within retail banking, asset management and private banking in order to guarantee steady earnings growth, to continue to enhance the profitability of its corporate and investment banking activities, to seize any opportunities offered by the internet to increase market share more quickly and cut costs, and to pursue a strategy of partnerships with European banks that share Societe Generale's vision of the banking industry.

     As of July 6, 2001, TCW and SGAM will have over $240 billion under management. Societe Generale's address is 29, boulevard Haussman, 75009, Paris, France.

     The Societe Generale Group includes over 69,000 staff members in 500 offices in 75 countries spread across five continents. As of December 31, 2000, Societe Generale's major shareholders, in addition to its group of employees and former employees, included the CGNU Group, plc (a UK insurance group holding 6.75% of the share capital and 7.73% of the voting rights), Banco Santander Central Hispano, S.A. (a Spanish banking group holding 5.93% of the share capital and 5.25% of the voting rights), and Meiji Life Insurance Company (a Japanese life insurance company holding 3.25% of the share capital and 5.76% of the voting rights). As of that same date, employees and former employees of the Societe Generale Group held, through an employee stock ownership program, 7.35% of the share capital of Societe Generale and 12.45% of the voting power.

     Societe Generale and companies in the Societe Generale Group, including certain broker-dealers such as SG Cowen Securities Corporation, Fimat USA, Inc., SG Securities Asia International Holdings Ltd., SG Securities Johannesburg, Societe Generale Investments (UK) Ltd., SG Securities Madrid, and Fimatex (collectively, the "Affiliated Brokers"), now may be considered to be affiliated persons of TCW. Absent an SEC exemption or other relief, the Portfolio generally is precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions is subject to limitations. TCW does not believe that the applicable limitations on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Portfolio, the Portfolio's ability to take advantage of market opportunities, or the Portfolio's overall performance.

ANTICIPATED IMPACT OF THE TRANSACTION ON MANAGEMENT OF THE PORTFOLIO

     The Societe Generale Group has a long track record of acquiring successful businesses, then allowing those businesses to flourish by leaving the management and decision-making authority intact at the firms. To that end, The TCW Group will remain intact and operationally autonomous, functioning as a stand-alone unit of the Societe Generale Group and the exclusive asset management platform in the United States. TCW believes that Societe Generale is committed to the people and processes that have led to TCW's success over the years. Accordingly, TCW believes that the Transaction should have no immediate impact, other than as already noted above, on the management of the Portfolio or TCW's capacity to provide the type, quality, or quantity of services that it currently provides, and the Portfolio should continue to receive the same high quality of service. As discussed below, however, TCW believes that the Transaction offers the potential to enhance significantly its future ability to deliver quality investment advisory services.

     Specifically, TCW does not anticipate that the Transaction will result in personnel changes affecting the management or the administration of, or TCW's relationship with, the Portfolio, including those responsible for TCW's regulatory compliance program. Further, although the Portfolio Manager's Agreement with the Portfolio terminated as a result of the Transaction, the New Portfolio Manager's Agreement that was approved by the Board is substantively identical. In particular, the investment management fees payable to

TCW, the services to be provided by TCW, and TCW's obligations and duties under those agreements will remain unchanged.

THE AGREEMENTS

THE PORTFOLIO MANAGER'S AGREEMENT

     TCW has served as Portfolio Manager of the Equity Portfolio since November 1, 1999, pursuant to the Portfolio Manager's Agreement dated October 26, 1999. Under the terms of the Portfolio Manager's Agreement, TCW is responsible for making investment decisions and placing orders, with respect to the portion of the Portfolio's portfolio advised by TCW, for the purchase and sale of the Portfolio's investments directly with the issuers or with brokers or dealers selected by it at its discretion. TCW also furnishes the Board, which has overall responsibility for the business and affairs of the Portfolio, periodic reports on the investment performance of the Portfolio.

     TCW is obligated to manage the Portfolio in accordance with applicable laws and regulations. The investment advisory services of TCW to the Portfolio are not exclusive under the terms of the Portfolio Manager's Agreement. TCW is free to, and does, render investment advisory services to others.

     Consistent with the requirements of the 1940 Act, the Portfolio Manager's Agreement provides that TCW generally is not liable to the Portfolio for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by TCW under the Portfolio Manager's Agreement, or otherwise, except by reason of willful misfeasance, bad faith or gross negligence in the performance of TCW's duties or by reason of its reckless disregard of its obligations and duties under the Portfolio Manager's Agreement.

     The Portfolio Manager's Agreement may be terminated by EAT without penalty upon 30 days' written notice to Enterprise Capital and TCW at any time, by vote of the Board or by a vote of the holders of a majority of the Portfolio's outstanding voting securities voting as a single class. Enterprise Capital may terminate the Portfolio Manager's Agreement without penalty by 30 days written notice to TCW and TCW may terminate the Portfolio Manager's Agreement without penalty by 30 days written notice to Enterprise Capital. As noted above, the Portfolio Manager's Agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act), unless an order is issued by the SEC conditionally or unconditionally exempting such assignment from the provision of
Section 15(a) of the 1940 Act, in which event the Portfolio Manager's Agreement will remain in full force and effect.

     As compensation for the services rendered, TCW receives a monthly fee from Enterprise Capital computed at the annual rate based on average of the daily closing net asset value of the Portfolio advised by TCW during such month, as set forth in the table below. The table also sets forth the aggregate subadvisory fees paid to TCW during the Portfolio's fiscal year ended December 31, 2000.

          PORTFOLIO                      FEE RATE              AGGREGATE SUBADVISORY FEES
Equity Portfolio               Annual rate of 0.40% of the             $2,319,670
                               average daily net assets of
                               the Portfolio advised by TCW
                               for the first $1 billion; and
                               annual rate of 0.30% of the
                               average daily net assets of
                               the Portfolio advised by TCW
                               for over $1 billion

     The current directors of TCW are Thomas E. Larkin, Jr., Marc I. Stern, Chairman, and Alvin R. Albe, Jr., President of TCW. Mr. Larkin, 61, is Vice Chairman of The TCW Group and TCW, and a Vice Chairman of Trust Company of the West. Mr. Robert A. Day may be deemed to be a control person of TCW by virtue of the aggregate ownership by Mr. Day and his family of approximately 25% of the outstanding voting stock of The TCW Group. Mr. Stern, 57, is Chairman of TCW, President and Director and of The TCW Group, and a Vice-Chairman of Trust Company of the West. Mr. Albe, 47, is Executive Vice President and Director of Trust Company of the West, President and Director of TCW, and Executive Vice President of The TCW Group. The business address of Messrs. Albe, Day, Larkin and Stern, and of The TCW Group is 865 South Figueroa Street, Los Angeles, California 90017.

     Information about TCW, its shareholders, directors, principal executive officers, TCW's other investment company clients, and TCW's brokerage policies is presented in Appendix A.

THE NEW PORTFOLIO MANAGER'S AGREEMENT

     The New Portfolio Manager's Agreement is substantially identical to the current Portfolio Manager's Agreement, and the fees payable to TCW will not change. The form of the New Portfolio Manager's Agreement is attached to this information statement as Appendix B. As noted previously, TCW does not anticipate that the Transaction will cause any reduction in the quality or types of services now provided to the Portfolio or have an adverse effect on TCW's ability to fulfill its obligations to the Portfolio or EAT. There has been no change in the investment philosophies and practices followed by the Portfolio. There is no change in subadvisory fees for the Portfolio. TCW has advised the Portfolio and EAT that it currently anticipates that the same persons responsible for management of the Portfolio under the Portfolio Manager's Agreement will continue to be responsible for management of the Portfolio under the New Portfolio Manager's Agreement.

     On May 9, 2001, the New Portfolio Manager's Agreement was approved unanimously by the Board, including all of the Trustees who are not parties to the New Portfolio Manager's Agreement or "interested persons" (as defined in the 1940 Act) of any such party (other than as Trustees of EAT).

     The New Portfolio Manager's Agreement will remain in effect for one year from the date it took effect and, unless earlier terminated, will continue from year to year with respect to the Portfolio thereafter, provided that such continuance is approved annually, with respect to the Portfolio (i) by the Board or by the vote of a majority of the outstanding voting securities of the Portfolio, and, in either case, (ii) by a majority of the

Trustees who are not parties to the New Portfolio Manager's Agreement or "interested persons" (as defined in the 1940 Act) of any such party (other than as Trustees of EAT).

EVALUATION BY THE BOARD OF TRUSTEES

     The Board has determined that, in approving the New Portfolio Manager's Agreement on behalf of the Portfolio, the Portfolio can best assure itself that services provided to the Portfolio by TCW, its officers and employees, would continue without interruption after the Transaction. The Board believed that, like the Portfolio Manager's Agreement, the New Portfolio Manager's Agreement enables the Portfolio to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Portfolio and its Contractholders.

     In determining whether it was appropriate to approve the New Portfolio Manager's Agreement, the Board, including the Trustees who are not parties to the New Portfolio Manager's Agreement or "interested persons" (as defined in the 1940 Act) of such parties, considered various materials and representations provided by TCW, including information concerning the continued employment of senior management and investment professionals by TCW after the Transaction.

     Information considered by the Trustees included, among other things, the following: (1) TCW's representation that the same persons responsible for management of the Portfolio currently are expected to continue to manage the Portfolio under the New Portfolio Manager's Agreement, thus helping to ensure continuity of management; (2) the compensation to be received by TCW under the New Portfolio Manager's Agreement is the same as the compensation paid under the current Portfolio Manager's Agreement, which the Board previously has determined to be fair and reasonable; (3) TCW's representation that it will not seek to increase the rate of sub-advisory fees paid by the Portfolio for a period of at least two years following the Transaction; (4) the commonality of the terms and provisions of the New Portfolio Manager's Agreement with the terms of the current Portfolio Manager's Agreement; (5) representations made by TCW concerning the potential impact of affiliated brokerage relationships on its ability to provide services to the Portfolio and on the Portfolio's ability to engage in portfolio transactions; (6) representations made by TCW that synergies among Societe Generale's and TCW's operations could produce benefits to Portfolio contractholders through expansion of TCW's investment expertise and investment research capabilities and the enhanced resources expected to be available to TCW; (7) the nature and quality of the services rendered by TCW under the Portfolio Manager's Agreement; (8) the results achieved by TCW for the Portfolio; and (9) the high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of TCW.

     Based upon its review, the Board determined that, by approving the New Portfolio Manager's Agreement, the Portfolio can best be assured that services from TCW will be provided without interruption and without change. The Board also determined that the New Portfolio Manager's Agreement is in the best interests of the Portfolio and its Contractholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the New Portfolio Manager's Agreement.

SHAREHOLDER INFORMATION

     To the knowledge of EAT, as of September 1, 2001, no single person or "group" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended), had the power to direct the vote of more than 5% of the outstanding shares of the Portfolio. As of the same date, the Trustees and officers of EAT, individually and as a group, owned beneficially or of record, less than one percent of the Portfolio's outstanding shares.

                                          By Order of the Board of Trustees,

                                          /s/ Catherine R. McClellan
                                          Catherine R. McClellan
                                          Secretary

                                                                      APPENDIX A

                             INFORMATION ABOUT TCW

     The address of TCW is at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. TCW is registered as an investment adviser under the Investment Advisers Act of 1940.

     TCW's directors and principal executive officers, their principal occupations and dates of service are shown below. The address of each director and officer is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

                 NAME
           LENGTH OF SERVICE                         POSITION AND PRINCIPAL OCCUPATION
 Alvin R. Albe, Jr.                       TCW Investment Management Company -- Director, President
 1991 -- Present                          & Chief Executive Officer; The TCW Group, Inc. --
                                          Executive Vice President; Trust Company of the West --
                                          Director & Executive Vice President; TCW Asset
                                          Management Company -- Director & Executive Vice
                                          President; TCW Convertible Securities Portfolio,
                                          Inc. -- Senior Vice President; TCW Galileo Portfolios,
                                          Inc. -- Director & President
 Michael E. Cahill                        TCW Investment Management Company -- Managing Director,
 1991 -- Present                          General Counsel & Secretary; The TCW Group,
                                          Inc. -- Managing Director, General Counsel and
                                          Secretary; Trust Company of the West -- Managing
                                          Director, General Counsel & Secretary; TCW Asset
                                          Management Company -- Director, Managing Director,
                                          General Counsel & Secretary; TCW Convertible Securities
                                          Portfolio, Inc. -- General Counsel & Assistant
                                          Secretary; TCW Galileo Portfolios, Inc. -- Senior Vice
                                          President, General Counsel & Assistant Secretary; Apex
                                          Mortgage Capital, Inc., Secretary
 David S. DeVito                          TCW Investment Management Company -- Managing Director,
 1993 -- Present                          Chief Financial Officer & Assistant Secretary; The TCW
                                          Group, Inc. -- Managing Director, Chief Financial
                                          Officer & Assistant Secretary; Trust Company of the
                                          West -- Managing Director, Chief Financial Officer &
                                          Assistant Secretary; TCW Asset Management
                                          Company -- Managing Director, Chief Financial Officer &
                                          Assistant Secretary; Apex Mortgage Capital, Inc. --
                                          Controller
 Thomas E. Larkin, Jr.                    TCW Investment Management Company -- Director and Vice
 1977 -- Present                          Chairman; The TCW Group, Inc. -- Director & Vice
                                          Chairman; Trust Company of the West -- Director & Vice
                                          Chairman; TCW Asset Management Company -- Director &
                                          Vice Chairman; TCW Convertible Securities Portfolio,
                                          Inc. -- Senior Vice President; TCW Galileo Portfolios,
                                          Inc. -- Director & Vice Chairman

                 NAME
           LENGTH OF SERVICE                         POSITION AND PRINCIPAL OCCUPATION
 Hilary G.D. Lord                         TCW Investment Management Company -- Managing Director,
 1987 -- Present                          Chief Compliance Officer & Assistant Secretary; The TCW
                                          Group, Inc. -- Managing Director, Chief Compliance
                                          Officer & Assistant Secretary; Trust Company of the
                                          West -- Managing Director, Chief Compliance Officer; TCW
                                          Asset Management Company -- Managing Director & Chief
                                          Compliance Officer; TCW Convertible Securities
                                          Portfolio, Inc. -- Senior Vice President & Assistant
                                          Secretary; TCW Galileo Portfolios, Inc. -- Assistant
                                          Secretary
 William C. Sonneborn                     TCW Investment Management Company -- Executive Vice
 1998 -- Present                          President & Assistant Secretary; The TCW Group, Inc. --
                                          Executive Vice President & Assistant Secretary; Trust
                                          Company of the West -- Executive Vice President &
                                          Assistant Secretary; TCW Asset Management
                                          Company -- Executive Vice President & Assistant
                                          Secretary
 Marc I. Stern                            TCW Investment Management Company -- Director, Chairman;
 1992 -- Present                          The TCW Group, Inc. -- Director, President; Trust
                                          Company of the West -- Director & Vice Chairman; TCW
                                          Asset Management Company -- Vice Chairman & President;
                                          Apex Mortgage Capital, Inc. -- Director, Chairman of the
                                          Board; TCW Galileo Portfolios, Inc. -- Director,
                                          Chairman; Qualcomm, Incorporated -- Director

OTHER INVESTMENT COMPANY CLIENTS

     TCW also serves as investment adviser or subadviser to the following investment companies, at the fee rates set forth below, which had the indicated net assets at March 31, 2001.

     With respect to the TCW Galileo Portfolios, TCW has agreed to reduce its investment advisory fee or to pay the ordinary operating expenses to the extent necessary to limit each Galileo Portfolio's ordinary operating expenses to an amount not to exceed the trailing monthly expense ratio average for comparable Portfolios as calculated by Lipper Inc.

                                                                       APPROXIMATE
                                                                       ASSETS (IN
                                                                     MILLIONS AS OF
      NAME OF PORTFOLIO              ADVISORY FEE RATE                  3/31/01)
TCW GALILEO PORTFOLIOS
Aggressive Growth Equities     Annual rate of 1% of average              $  129
  Portfolio                    daily net assets
Convertible Securities         Annual rate of 0.75% of                   $   56
  Portfolio                    average daily net assets

                                                                       APPROXIMATE
                                                                       ASSETS (IN
                                                                     MILLIONS AS OF
      NAME OF PORTFOLIO              ADVISORY FEE RATE                  3/31/01)
Flexible Income Portfolio      Annual rate of 0.75% of                   $  1.8
                               average daily net assets
Focused Large Cap Value        Annual rate of 0.65% of                   $    1
  Portfolio                    average daily net assets
Growth Insights Portfolio      Annual rate of 0.90% of                   $  1.1
                               average daily net assets
Health Sciences Portfolio      Annual rate of 0.90% of                   $  0.3
                               average daily net assets
Earnings Momentum Portfolio    Annual rate of 1% of average              $    9
                               daily net assets
Large Cap Growth Portfolio     Annual rate of 0.55% of                   $ 13.3
                               average daily net assets
Large Cap Value Portfolio      Annual rate of 0.55% of                   $  132
                               average daily net assets
Select Equities Portfolio      Annual rate of 0.75% of                   $  711
                               average daily net assets
Small Cap Growth Portfolio     Annual rate of 1% of average              $  237
                               daily net assets
Small Cap Value Portfolio      Annual rate of 1% of average              $    1
                               daily net assets
Technology Portfolio           Annual rate of 1% of average              $  0.6
                               daily net assets
Value Opportunities Portfolio  Annual rate of 0.80% of                   $117.6
                               average daily net assets
Core Fixed Income Portfolio    Annual rate of 0.40% of                   $ 75.5
                               average daily net assets
High Yield Bond Portfolio      Annual rate of 0.75% of                   $254.4
                               average daily net assets
Money Market Portfolio         Annual rate of 0.25% of                   $  250
                               average daily net assets
Mortgage-Backed Securities     Annual rate of 0.50% of                   $   63
  Portfolio                    average daily net assets*

                                                                       APPROXIMATE
                                                                       ASSETS (IN
                                                                     MILLIONS AS OF
      NAME OF PORTFOLIO              ADVISORY FEE RATE                  3/31/01)
Total Return Mortgage-Backed   Annual rate of 0.50% of                   $ 87.3
  Securities Portfolio         average daily net assets
Asia Pacific Equities          Annual rate of 1% of average              $   10
  Portfolio                    daily net assets
Emerging Markets Equities      Annual rate of 1% of average              $   30
  Portfolio                    daily net assets
Emerging Markets Income        Annual rate of 0.75% of                   $   49
  Portfolio                    average daily net assets
European Equities Portfolio    Annual rate of 0.75% of                   $ 26.2
                               average daily net assets
Japanese Equities Portfolio    Annual rate of 0.75% of                   $   12
                               average daily net assets
Latin America Equities         Annual rate of 1.00% of                   $    2
  Portfolio                    average daily net assets
Select International Equities  Annual rate of 0.75% of                   $   39
  Portfolio                    average daily net assets
TCW CONVERTIBLE SECURITIES     0.75% of average weekly net               $306.8
  PORTFOLIO, INC. (NYSE:CVT)   assets of the first $100
                               million; 0.50% of average net
                               assets in excess of $100
                               million.
SUB-ADVISED PORTFOLIOS
Allmerica Investment Trust --  0.85% of the average daily                $ 28.3
  Select Strategic Growth      net assets not exceeding $100
  Portfolio                    million; and 0.75% on assets
                               exceeding $100 million.
Consulting Group Capital       0.40% of the average daily                $415.0
  Markets Portfolios -- Large  net assets not exceeding $500
  Capitalization Growth        million; and 0.35% on assets
  Investments                  exceeding $500 million.

                                                                       APPROXIMATE
                                                                       ASSETS (IN
                                                                     MILLIONS AS OF
      NAME OF PORTFOLIO              ADVISORY FEE RATE                  3/31/01)
Enterprise Accumulation        0.40% of the average daily                $366.3
  Trust -- Equity Portfolio    net assets not exceeding $1
                               billion; and 0.30% on assets
                               exceeding $1 billion.
Enterprise Group of            0.40% of the average daily                $121.8
  Portfolios, Inc. Equity      net assets not exceeding $100
  Portfolio                    million; and 0.30% on assets
                               exceeding $100 million.
Enterprise Group of            0.30% of the average daily                $158.1
  Portfolios, Inc. Government  net assets not exceeding $50
  Securities Portfolio         million; 0.25% on assets
                               exceeding $50 million.
Frank Russell Investment       0.45% of average daily net                $  8.6
  Company -- Select Growth     assets.
  Portfolio
The Glenmeade Portfolio,       0.60% of average daily net                $ 49.6
  Inc. -- Small                assets.
  Capitalization Growth
  Portfolio
Liberty All-Star Equity        0.40% of the average weekly               $215.6
  Portfolio (closed-end)       net assets up to $400
                               million; 0.36% of the average
                               weekly net assets of the next
                               $400 million; 0.324% of the
                               average weekly assets of the
                               next $400 million; and 0.292%
                               thereafter.
Liberty All-Star Equity        0.30% of average daily net                $ 12.5
  Portfolio -- Variable        assets.
  Series
Liberty All-Star Growth        0.40% of average weekly net               $ 39.0
  Portfolio, Inc.              assets up to $300 million;
  (closed-end)                 0.36% thereafter.
MSDW Mid-Cap Equity Trust      0.75% of the average daily                $938.8
                               net assets not exceeding $500
                               million; 0.725% of next $1.5
                               billion; 0.70% of next $1
                               billion; and 0.675% of
                               average daily net assets
                               exceeding $3 billion. TCW
                               receives 40% of above.

                                                                       APPROXIMATE
                                                                       ASSETS (IN
                                                                     MILLIONS AS OF
      NAME OF PORTFOLIO              ADVISORY FEE RATE                  3/31/01)
MSDW North American            0.65% of average daily assets             $ 97.4
  Government Income Trust      not exceeding $500 million;
                               0.60% on assets exceeding
                               $500 million. TCW receives
                               40% of above.
MSDW Small Cap Growth          1.00% of average daily assets             $444.2
  Portfolio                    not exceeding $1.5 billion;
                               and 0.95% thereafter. TCW
                               receives 40% of above.
MSDW Total Return Trust        0.75% of average daily net                $664.4
                               assets not exceeding $500
                               million; and 0.725%
                               thereafter. TCW receives 40%
                               of above.
MSDW Select Dimensions         1.25% of average daily net                $ 11.5
  Investment Series -- The     assets. TCW receives 40% of
  Emerging Markets Portfolio   above.
MSDW Select Dimensions         0.625% of average daily net               $ 73.0
  Investment Series -- The     assets not exceeding $500
  Mid-Cap Growth Portfolio     million; and 0.60%
                               thereafter. TCW receives 40%
                               of above.
MSDW Select Dimensions         0.65% of average daily net                $  6.9
  Investment Series -- The     assets. TCW receives 40% of
  North American Government    above.
  Securities Portfolio
TCW/DW Term Trust 2002         0.26% of average weekly net               $395.9
  (closed-end)                 assets.
TCW/DW Term Trust 2003         0.26% of average weekly net               $855.5
  (closed-end)                 assets.
Touchstone Strategic Trust --  0.50% of average daily net                $  0**
  Emerging Growth Portfolio    assets.
Touchstone Variable Series     0.50% of average daily net                $  0**
  Trust -- Emerging Growth     assets.
  Portfolio

                                                                       APPROXIMATE
                                                                       ASSETS (IN
                                                                     MILLIONS AS OF
      NAME OF PORTFOLIO              ADVISORY FEE RATE                  3/31/01)
Vantagepoint Portfolios --     0.70% of average daily net                $667.6
  Growth Stock Portfolio       assets on first $25 million;
                               0.50% on next $25 million;
                               0.45% of next $50 million;
                               0.40% of next $400 million;
                               and 0.35% thereafter.
Vantagepoint Portfolios --     0.73% of average daily net                $217.9
  Aggressive Opportunities     assets on first $100 million;
  Portfolio                    0.69% on next $100 million;
                               and 0.67% thereafter.

 * TCW has voluntarily waived a portion of its advisory fee reducing it to 0.35% through December 31, 2001.

** Management did not commence until May 1, 2001.

TCW BROKERAGE POLICIES

     TCW is not affiliated with any brokers and therefore no brokerage commissions have been paid to an affiliated broker of TCW.

     In selecting broker-dealers, TCW seeks to obtain the best execution, taking into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a large order. Brokerage services include the ability to most effectively execute large orders without adversely impacting markets and positioning securities in order to enable TCW to effect orderly sales for the Portfolio. Accordingly, transactions will not always be executed at the lowest available commission. In addition, TCW may effect transactions which cause the Portfolio to pay a commission in excess of a commission which another broker-dealer would have charged if TCW first determines that such commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. TCW may select broker-dealers in which other of its clients or clients of its affiliates, and indirectly TCW or its affiliates, have some financial interest.

     Research services include such items as reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. Research services also includes advice from broker-dealers as to the value of securities; availability of securities, buyers and sellers; recommendations as to purchase and sale of individual securities and timing of said transactions.

     Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices that include underwriting fees.

     TCW maintains an internal allocation procedure to identify those broker-dealers who have provided it with research services and endeavors to place sufficient transactions with them to ensure the continued receipt of research services that TCW believes are useful. When TCW receives products or services that are used both for research and other purposes such as corporate administration or marketing, it makes a good faith allocation. While the non-research portion will be paid in cash by TCW, the portion attributable to research may be paid through brokerage commissions.

     Research services furnished by broker-dealers may be used in services for any or all of the clients of TCW, as well as clients of affiliated companies, and may be used in connection with accounts other than those which pay commissions to the broker-dealers providing the research services.

     Usually in the placement of unregistered securities, the issuer or other seller of the securities pays all costs of the placement including the fee of any broker-dealer involved. The Portfolio attempts to make all of its investments in unregistered securities on this basis. The Portfolio may pay commissions or underwriting discounts in connection with its sale of unregistered securities in privately negotiated transactions or in underwritten public offerings.

     When the Portfolio and one or more of the other advisory accounts managed by TCW or its affiliates seek to acquire, or to sell, the same security at the same time, available investments or opportunities for sales will be allocated in a manner that TCW believes to be equitable. In some cases, this procedure may affect adversely the price paid or received by the Portfolio or the size of the position purchased or sold by the Portfolio.

                                                                      APPENDIX B

                                EQUITY PORTFOLIO
                                       OF
                         ENTERPRISE ACCUMULATION TRUST

                         PORTFOLIO MANAGER'S AGREEMENT

     THIS AGREEMENT, made the 9th day of May, 2001, is among Enterprise Accumulation Trust (the "Fund"), a Massachusetts business trust, Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the "Adviser"), and TCW Investment Management Company, Inc., a California Corporation, (hereinafter referred to as the "Portfolio Manager").

BACKGROUND INFORMATION

     (A) The Adviser has entered into an Investment Adviser's Agreement with the Fund ("Investment Adviser's Agreement"). Pursuant to the Investment Adviser's Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the portfolios of the Fund, and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser's Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as portfolio managers to the portfolios.

     (B) The parties hereto wish to enter into an agreement whereby the Portfolio Manager will provide to the Equity Portfolio of the Fund (the "Equity Portfolio") securities investment advisory services for that Equity Portfolio.

WITNESSETH THAT:

     In consideration of the mutual covenants herein contained, the Fund, Adviser and the Portfolio Manager agree as follows:

          (1) The Fund and Adviser hereby employ the Portfolio Manager to render certain investment advisory services to the Equity Portfolio, as set forth herein. The Portfolio Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.

          (2) The Portfolio Manager shall furnish the Equity Portfolio advice with respect to the investment and reinvestment of the assets of the Equity Portfolio, or such portion of the assets of the Equity Portfolio as the Adviser shall specify from time to time, in accordance with the investment objectives, restrictions and limitations applicable to the Equity Portfolio which are set forth in the Fund's most recent Registration Statement.

          (3) The Portfolio Manager shall perform a monthly reconciliation of the Equity Portfolio to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.

          (4) The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor. The Portfolio Manager has no authority to act for or represent the Fund or the portfolios in any way except to direct securities transactions pursuant to its investment advice hereunder. The Portfolio Manager is not an agent of the Fund or the Portfolios.

          (5) It is understood that the Portfolio Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the portfolio.

          (6) (a) The Adviser agrees to pay the Portfolio Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth
     (20) day after the close of each calendar month, a sum equal to 0.033 of 1% of the average of the daily closing net asset value of the Equity Portfolio managed by the Portfolio Manager during such month (that is, 0.40 of 1% per year) for the first $1 billion of assets under management; and a sum equal to 0.025 of 1% of the average of the daily closing net asset value of the Equity Portfolio during such month (that is, 0.30 of 1% per year) for assets under management over $1 billion.

          (6) (b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.

          (6) (c) For the purposes of this Paragraph 6, the daily closing net asset values of the Portfolio shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Portfolio's shares.

          (7) The services of the Portfolio Manager hereunder are not to be deemed to be exclusive, and the Portfolio Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Portfolio Manager of its responsibilities hereunder, it is agreed that the Portfolio Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder.

          (8) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Portfolio Manager shall not be liable to the Fund, the Portfolio or the Adviser or to any shareholder or shareholders of the Fund, the Portfolio or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Portfolio Manager hereunder.

          (9) The Portfolio Manager will take necessary steps to prevent the investment professionals of the Portfolio Manager who are responsible for investing assets of the Equity Portfolio from taking, at any time, a short position in any shares of any holdings of the Equity Portfolio for any accounts in which such individuals have a beneficial interest, excluding short positions, including without limitation, short against-the-box positions, effected for tax reasons. The Portfolio Manager also will cooperate with the Fund in adopting a written policy prohibiting insider trading with respect to Equity Portfolio transactions insofar as such transactions may relate to the Portfolio Manager.

          (10) In connection with the management of the investment and reinvestment of the assets of the Equity Portfolio, the Portfolio Manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Portfolio, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of portfolio securities for the Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Equity Portfolio and its shareholders, the Portfolio Manager shall have the right, subject to the approval of the Board of Trustees of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Equity Portfolio, the

     Adviser, or the Portfolio Manager and, subject to the Conduct Rules of the National Association of Securities Dealers, Inc., to select brokers and dealers who sell shares of portfolios.

          (11) The Fund may terminate this Agreement by thirty (30) days written notice to the Adviser and the Portfolio Manager at any time, without the payment of any penalty, by vote of the Fund's Board of Trustees, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by thirty (30) days written notice to the Portfolio Manager and the Portfolio Manager may terminate this Agreement by thirty (30) days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provision of Section 15 (a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.

          (12) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until May 9, 2002, and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Trustees of the Fund, including a majority of those Trustees who are not parties to this Agreement of interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund, and (2) is specifically approved at least annually by the vote of a majority of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

          (13) The Adviser shall indemnify and hold harmless the Portfolio Manager, its officers and directors and each person, if any, who controls the Portfolio Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Portfolio Manager's Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Portfolio Manager's Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Portfolio Manager or such controlling persons.

          The Portfolio Manager shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Portfolio Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Portfolio Manager's Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Portfolio Manager, the Portfolio Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Portfolio Manager by the provisions of subsection (i) and (ii) of this Paragraph 13.

          (14) Except as otherwise provided in Paragraph 13 hereof and as may be required under applicable federal law, this Portfolio Manager's Agreement shall be governed by the laws of the State of Georgia.

          (15) The Portfolio Manager agrees to notify the parties within a reasonable period of time regarding a material change in the membership of the Portfolio Manager.

          (16) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested parties," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

          (17) This Agreement is executed by the Trustees of the Fund, not individually, but rather in their capacity as Trustees under the Declaration of Trust made March 2, 1998. None of the Shareholders, Trustees, officers, employees, or agents of the Fund shall be personally bound or liable under this Agreement, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder but only to the property of the Fund and, if the obligation or claim relates to the property held by the Fund for the benefit of one or more but fewer than all Portfolios, then only to the property held for the benefit of the affected Portfolio.

          (18) Unless otherwise permitted, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing:

        by the Portfolio Manager:

               TCW Investment Management Company
               865 South Figueroa Street, Suite 1800
               Los Angeles, CA 90017

        by the Adviser:

               Enterprise Capital Management, Inc.
               3343 Peachtree Road, N.E., Suite 450
               Atlanta, GA 30326-1022

        by the Fund:

               Enterprise Accumulation Trust c/o Enterprise Capital Management, Inc.
               3343 Peachtree Road, N.E., Suite 450
               Atlanta, GA 30326-1022

        or by such other person or persons at such address or addresses as shall be specified by the applicable party, in each case, in a notice similarly given. Each party may rely upon any notice or other communication from the other reasonably believed by it to be genuine.

          (19) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

          (20) This Agreement constitutes the entire agreement between the Portfolio Manager, the Adviser and the Fund relating to the Equity Portfolio.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and their corporate seals hereunder duly affixed and attested, as of the date first above written.

                                                  ENTERPRISE ACCUMULATION TRUST

ATTEST:        /s/ CATHERINE R. MCCLELLAN         By: /s/ VICTOR UGOLYN
        ----------------------------------------      ------------------------------------
                       Secretary                      Victor Ugolyn, Chairman, President
                                                      and Chief Executive Officer

                                                  ENTERPRISE CAPITAL MANAGEMENT, INC.

ATTEST:        /s/ CATHERINE R. MCCLELLAN         By: /s/ VICTOR UGOLYN
        ----------------------------------------      ------------------------------------
                       Secretary                      Victor Ugolyn, Chairman, President
                                                      and Chief Executive Officer

                                                  TCW INVESTMENT MANAGEMENT COMPANY

ATTEST: /s/ PHILIP K. HOLL                        By: /s/ ALVIN R. ALBE, JR.
        ----------------------------------------      ------------------------------------

        Title: Senior Vice President              Name: Alvin R. Albe, Jr.
              ----------------------------------  --------------------------------

                                                  Title: President
                                                        ----------------------------------

ENTERPRISE ACCUMULATION TRUST ENVELOPE